As Filed with the Securities and Exchange Commission on May 26, 2005

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

May 26, 2005
Date of Report (Date of Earliest Event Reported)

CAPITAL BANCORP, INC.

(Exact name of Registrant as specified in its charter)

Tennessee	000-51114	62-1848668
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1820 West End Avenue, Nashville, Tennessee 37203

(Address of Principal Executive Offices) (Zip Code)

(615) 327-9000
(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure.
Item 8.01 Other Events.
SIGNATURES
EX-99.1 SHAREHOLDER LETTER

Item 7.01 Regulation FD Disclosure.

On May 26, 2005, Capital Bancorp, Inc., mailed a letter to its shareholders. A copy of that letter, and the exhibits to that letter, are attached as Exhibit 99.1 to this Current Report. The registrant hereby incorporates by reference into this Item 7.01 the information set forth in its letter, dated May 26, 2005, a copy of which is included as an exhibit to this Current Report. Pursuant to the rules and regulations of the Securities and Exchange Commission, such exhibit and the information set forth therein and herein are deemed to be furnished and shall not be deemed to be “filed” under the Securities Exchange Act of 1934, except to the extent required by law.

Item 8.01 Other Events.

Registrant incorporates by reference the response to Item 7.01 of this Current Report. Pursuant to the rules and regulations of the Securities and Exchange Commission, such exhibit and the information set forth therein and herein are deemed to be furnished and shall not be deemed to be “filed” under the Securities Exchange Act of 1934, except to the extent required by law.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CAPITAL BANCORP, INC.
May 26, 2005	By:	/s/ R. Rick Hart
R. Rick Hart, Chairman,
President & CEO